Exhibit 99.2

Xedar Corporation
Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007,
for the Year Ended December 31, 2006,
and for the Six Months Ended June 30, 2007

Introduction to the Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Xedar Corporation, Atlantic Systems Corporation (Atlantic) and Pixxures Corporation (Pixxures) after giving effect to our acquisitions of Atlantic, in March of 2007,  and Pixxures, in October of 2007, certain financing transactions described below, and the assumptions and adjustments described in the accompanying notes to the pro forma financial statements.

On March 22, 2007, we purchased all of the issued and outstanding stock of Atlantic in a stock-for-stock transaction. The Stock Purchase Agreement dated March 22, 2007, and amended on July 26, 2007, (the Agreement), was between us, Atlantic, and Don W. Rakestraw, Jeffrey R. Grime, and J. O. McFalls, III (collectively the Shareholders, who together owned all of the outstanding stock of Atlantic prior to the transaction). We purchased all of the outstanding stock of Atlantic from the Shareholders for (i) a closing payment of 3,000,000 shares of our common stock valued at $2.75, (which also correlates to the fair value of the stock in accordance with paragraph 22 of SFAS No. 141 and Issue 1 of EITF 99-12), and (ii) a payment of 1,380,802 shares of our stock, issued on July 26, 2007, for the total purchase price of $5,108,696.  We, in our discretion, also agreed to issue up to an additional 2,000,000 shares to the Shareholders if Atlantic or its subsidiary receives one or more significant RFPs, RFQs or SOWs from the federal government, or a significant industry participant, and responds to such requests with one or more proposals by December 31, 2007.  As of the date of this filing, the contingency related to the additional 2,000,000 shares has been resolved as the conditions to obtain the additional shares have been met.

We had no material relationship with Atlantic or the Shareholders prior to the closing date of the Agreement.

We have completed an allocation of the Atlantic purchase price. We recorded all current assets and current liabilities at book value, all of which we have concluded approximated fair value. We valued intangible assets in accordance with the valuation report of such assets by an accredited business valuation firm.  Accordingly, we recorded intangible assets of customer contracts, customer relationships and non-compete agreements in the amount of $1,434,820, $1,003,157, and $5,610,850, respectively.  We estimated the useful lives of customer contracts and non-compete agreements to be 5 years, and customer relationships to be 8 years.

On October 1, 2007 we acquired Pixxures Inc., a Delaware corporation, in a stock-for-stock transaction.  We acquired Pixxures in order to expand our geospatial production and sales capabilities.  Pixxures employs a much larger number of geospatial production personnel than us, allowing us to bid on larger geospatial projects that we would previously have needed to outsource to subcontractors.  Also, Pixxures operates in a lower-cost facility than us, so the overhead cost applied to our bids will be reduced.  Further, Pixxures has three sales staff specializing in county-level and commercial customers, which complements our two sales staff who specialize primarily in federal government sales.  To facilitate the Pixxures acquisition, we formed Pixx Acquisition Corp., a Delaware corporation.  By the terms of the Agreement and Plan of Merger, dated September 26, 2007, between us, Pixxures and Pixx Acquisition Corp., we purchased all of the issued and outstanding capital stock of Pixxures for a closing payment of 1,734,780 shares of our common stock having a negotiated valuation of $5,115,000, based on the average daily closing price of our common stock for the 20 trading days ending two days prior to the closing.  In accord with SFAS 141 we have determined the market value of the 1,734,780 shares to be $6,129,556, based on the average cloing price of our common stock of $3.533 per share.  The price was determined based on the price of our stock 3 trading days before and after the acquisition was agreed to and announced.  Subject to the terms of the agreement, additional shares may become payable by us if the market price of our common stock, for the 60 trading days following the date upon which the purchase payment shares are registered with the U.S. Securities and Exchange Commission, is less than the average closing price.  If the subsequent market price is less than the average closing price, additional shares will be issued, such that the total consideration received for the Pixxures capital stock in the transaction equals $5,115,000, calculated based on the subsequent market price.

We have completed a preliminary allocation of the Pixxures purchase price.  We recorded all current assets and current liabilities at book value, all of which we have concluded approximated fair value.  We recorded Property, Plant and Equipment, as adjusted for our capitalization policy, based on the net book value which we have concluded approximated fair value.  We estimated value of customer contracts and relationships at $1,500,000 and a 5-year useful life.  The preliminary purchase price allocation to assets and liabilities left a remainder of $4,925,639 of goodwill.  We are in the process of obtaining an independent valuation of the acquired assets and liabilities in order to make a final allocation of the purchase price.  We anticipate having the valuation completed in the first quarter of 2008.  For purposes of pro forma adjustments, we assume a six year weighted average amortization life of intangibles.

You should read our pro forma financial statements with our audited historical financial statements in our 2006 Annual Report on Form 10−KSB/A and Quarterly Reports on Form 10-QSB/A for the quarter ended March 31, 2007, and the six months and quarter ended June 30, 2007, Atlantic financial statements in our current report on Form 8-K/A filed on May 10, 2007, and the Pixxures financial statements in Item 9.01(a) and Exhibit 99.1 of this Current Report.

The June 30, 2007, pro forma balance sheet consolidates our and Pixxures balance sheets with pro forma adjustments as if the acquisition had occurred on June 30, 2007.  The pro forma operations statement for the year ended December 31, 2006 consolidates our, Atlantic and Pixxures operations statements for the same period, with pro forma adjustments as if both acquisitions had occurred on January 1, 2006.  The pro forma operations statement for the six months ended June 30, 2007, consolidates pro forma operations statement for the acquisition of Atlantic for the quarter ended March 31, 2007, our operations statement for the quarter ended June 30, 2007, and Pixxures operations statement for the six months ended June 30, 2007, as if both acquisitions had occurred on January 1, 2006.

The pro forma financial statements presented are for informational purposes only and do not represent what our financial position or results of operations would have been as of the date or for the period presented had the acquisition and the financing transactions in fact occurred on such date or at the beginning of the period indicated, or to project our financial position or results of operations for any future date or period. The pro forma financial statements report only the adjustments presented in the accompanying notes and do not provide for any operating efficiencies and cost savings that we may achieve in consolidating Pixxures with our operations or any integration or merger related cost.  For purposes of preparing our financial statements subsequent to the acquisition, we have established a new basis for Pixxures’ assets and liabilities based upon their fair values and the purchase price we are paying for Pixxures, including the cost of the acquisition. As a result of these factors, the actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reported in these statements.

Xedar Corporation
Pro Forma Condensed Consolidating Balance Sheet
as of June 30, 2007

			Pro Forma		Pro Forma
Assets	Xedar	Pixxures	Adjustments	Adj.	Consolidated
Current Assets
Cash and cash equivalents	$175,389	$469,948	-		$645,337
Trade accounts receivable, net of allowance for doubtful accounts	1,386,359	840,684	-		2,227,043
Other current assets	75,448	222,006	-		297,454
Total Current Assets	1,637,196	1,532,638	-		3,169,834
Property and equipment, net	282,335	148,992	-		431,327
Intangible assets	7,976,510	14,770	1,500,000	1	9,491,280
Other long-term assets	-	284,267	-		284,267
Goodwill	6,070,176	-	4,925,639	1	10,995,815
Total Assets	$15,966,217	$1,980,667	$6,425,639		$24,372,523

Liabilities and stockholders' equity
Current Liabilities
Accounts payable	$106,770	$219,498	-		$326,268
Accrued expenses	-	222,555	-		222,555
Deferred subscription revenue	596,695	41,122	-		637,817
Current portion of convertible note payable to related parties	303,163	-	-		303,163
Deferred tax liability	-	-	1,600,000	1	1,600,000
Fair value of stock purchase warrants	-	134,000	(134,000)	1	-
Other current liabilities	190,233	163,011	-		353,244
Total Current Liabilities	1,196,861	780,186	1,466,000		3,443,047
Non-Current Liabilities
Long-term debt, less current portion	-	30,564	-		30,564
Total Liabilities	1,196,861	810,750	1,466,000		3,473,611
Preferred Stock	-	26,154,704	(26,154,704)	1	-
Stockholders' Equity
Common stock	18,182,543	792	6,128,764	1	24,312,099
Treasury stock	-	(229)	229	1	-
Accumulated deficit	(3,413,187)	(24,985,350)	24,985,350	1	(3,413,187)
Total Stockholders' Equity (Deficit)	14,769,356	(24,984,787)	31,114,343		20,898,912
Total Liabilities and Stockholders' Equity	$15,966,217	$1,980,667	$6,425,639		$24,372,523

See accompanying notes

Xedar Corporation
Pro Forma Condensed Consolidating Operations Statement
for the Year Ended December 31, 2006

				Pro Forma		Pro Forma
	Xedar	Atlantic	Pixxures	Adjustments	Adj.	Consolidated
Sales	$6,055,398	$5,326,173	$5,553,767	-		$16,935,338
Cost of sales	2,832,885	4,483,009	3,154,146	-		10,470,040
Gross Profit	3,222,513	843,164	2,399,621	-		6,465,298
Selling and Administrative Expense	3,707,543	698,799	1,919,195	1,279,758	2	7,605,295
Net Operating (Loss) Income	(485,030)	144,365	480,426	(1,279,758)		(1,139,997)
Other Income (Expense)
Interest income (expense)	(54,982)	7,140	(70,047)	-		(117,889)
Other income (expense)	-	-	(55,966)	-		(55,966)
Total Other Expense	(54,982)	7,140	(126,013)	-		(173,855)
Income (Loss) from continuing operations before income tax	(540,012)	151,505	354,413	(1,279,758)		(1,313,852)
Income Tax Benefit (Expense)	16,621	-	-			16,621
Income (Loss) from continuing operations	$(523,391)	$151,505	$354,413	$(1,279,758)		$(1,297,231)
Income (Loss) from continuing operations per share:
Basic	$(0.04)					$(0.07)
Diluted	$(0.04)					$(0.07)
Shares Used in Computing Income (Loss) from Continuing Operations per Share:
Basic - pro forma	13,804,696					19,920,278
Diluted - pro forma	13,804,696					19,920,278

See accompanying notes

Xedar Corporation
Pro Forma Condensed Consolidating Operations Statement
for the Six Month Ended June 30, 2007

	Historical Six Month Ended June 30, 2007	Historical Three Month Ended March 31, 2007	Atlantic Pro Forma		Historical Six Month Ended June 30, 2007	Pixxures Pro Forma		Pro Forma
	Xedar	Atlantic	Adjustments	Adj.	Pixxures	Adjustments	Adj.	Consolidated
Revenue

Sales	$4,303,147	1,592,480	$(171,498)	5	$2,504,616	-		$8,228,745
Cost of sales	2,704,933	1,157,643	(155,784)	5	1,511,577	-		5,218,369
Gross Profit	1,598,214	434,837	(15,714)		993,039	-		3,010,376
Selling and Administrative Expense	3,630,446	208,935	237,636	4	905,765	125,000	4	5,107,782
Net Operating (Loss) Income	(2,032,232)	225,902	(253,350)		87,274	(125,000)		(2,097,406)
Other Income (Expense)
Interest income (expense)	2,940	2,321	(250)	5	(13,114)	-		(8,103)
Other income (expense)	6,677	-	-		(96,781)	-		(90,104)
Total Other Expense	9,617	2,321	(250)		(109,895)	-		(98,207)

Income (Loss) from continuing operations	$(2,022,615)	$228,223	$(253,600)		$(22,621)	$(125,000)		$(2,195,613)

Income (Loss) from Continuing operations per Share:
Basic	$(0.09)							$(0.08)
Diluted	$(0.09)							$(0.08)
Shares Used in Computing Income (Loss) from Continuing Operations per Share:
Basic - pro forma	21,630,519							26,246,101
Diluted - pro forma	21,630,519							26,246,101

See accompanying notes

Xedar Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Acquisitions of Atlantic Systems Corporation and Pixxures Corporation

On March 22, 2007, Xedar Corporation purchased all of the issued and outstanding stock of Atlantic Systems Corporation in a stock-for-stock transaction. The Stock Purchase Agreement dated March 22, 2007, and amended on July 26, 2007, was between us, Atlantic, and Don W. Rakestraw, Jeffrey R. Grime, and J. O. McFalls, III (collectively the Shareholders, who together owned all of the outstanding stock of Atlantic prior to the transaction). We purchased all of the outstanding stock of Atlantic from the Shareholders for (i) a closing payment of 3,000,000 shares of our common stock valued at $2.75, the closing price on the closing date (which also correlates to the fair value of the stock in accordance with paragraph 22 of SFAS No. 141 and Issue 1 of EITF 99-12), and (ii) a payment of 1,380,802 shares of our stock issued on July 26, 2007, for the total purchase price of $5,108,696. We, in our discretion, also agreed to issue up to an additional 2,000,000 shares to the Shareholders if Atlantic or its subsidiary receives one or more significant RFPs, RFQs or SOWs from the federal government, or a significant industry participant, and responds to such requests with one or more proposals by December 31, 2007.  As of the date of this filing, the contingency related to the additional 2,000,000 shares has been resolved as the conditions to obtain the additional shares have been met.

On October 1, 2007 we acquired Pixxures, Inc., a Delaware corporation, in a stock-for-stock transaction.  We acquired Pixxures in order to expand our geospatial production and sales capabilities.  Pixxures employs a much larger number of geospatial production personnel than we do allowing us to bid on larger geospatial projects that we would previously have needed to outsource to subcontractors.  Also, Pixxures operates in a lower-cost facility than us, so the overhead cost applied to our bids will be reduced.  Further, Pixxures has three sales staff specializing in county-level and commercial customers, which complements our two sales staff who specialize primarily in federal government sales.  To facilitate the Pixxures acquisition, we formed Pixx Acquisition Corp., a Delaware corporation.  By the terms of the Agreement and Plan of Merger, dated September 26, 2007, between us, Pixxures and Pixx Acquisition Corp., we purchased all of the issued and outstanding capital stock of Pixxures for a closing payment of 1,734,780 shares of our common stock having a negotiated valuation of $5,115,000, based on the average daily closing price of our common stock for the 20 trading days ending two days prior to the closing.  In accord with SFAS 141 we have determined the market value of the 1,734,780 shares to be $6,129,556, based on the average closing price of our common stock of $3.533 per share.  The price was determined based on the price of our stock 3 trading days before and after the acquisition was agreed to and announced.  Subject to the terms of the agreement, additional shares may become payable by us if the market price of our common stock, for the 60 trading days following the date upon which the purchase payment shares are registered with the U.S. Securities and Exchange Commission, is less than the average closing price.  If the subsequent market price is less than the average closing price, additional shares will be issued, such that the total consideration received for the Pixxures capital stock in the transaction equals $5,115,000, calculated based on the subsequent market price.

The pro forma financial statements presented are for informational purposes only and do not represent what our financial position or results of operations would have been as of the date or for the period presented had the acquisition and the financing transactions in fact occurred on such date or at the beginning of the period indicated, or to project our financial position or results of operations for any future date or period. The pro forma financial statements report only to the adjustments presented in the accompanying notes and do not provide for any operating efficiencies and cost savings that we may achieve in consolidating Atlantic and Pixxures with our operations, or any integration or merger related cost. For purposes of preparing our financial statements subsequent to the acquisition, we have established a new cost for Atlantic’s and Pixxures’ assets and liabilities based upon their fair values and the purchase price we are paying for Atlantic and Pixxures, including the cost of the acquisition. As a result of these factors, the actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reported in these statements.  We are in the process of obtaining an independent valuation of the acquired assets and liabilities in order to make a final allocation of the purchase price.  We anticipate having the valuation completed in the first quarter of 2008.

Xedar Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 2. Adjustments to Pro Forma Financial Statements

The adjustments to the pro forma financial statements in connection with the purchase of Pixxures are below.

Balance Sheet
Adj #		Debit	Credit	Description
1	Common stock		6,129,556	Purchase price
	Common stock	792		Eliminate Pixxures common stock
	Treasury stock		229	Eliminate Pixxures treasury stock
	Preferred stock	26,154,704		Eliminate Pixxures preferred stock
	Intangible Assets	1,500,000		Estimate value of customer contracts and relationships
	Goodwill	4,925,639		Goodwill which would have been recorded if we had acquired Pixxures on June 30, 2007
	Deferred tax liability		1,600,000	Record estimated deferred taxes on the Pixxures acquisition
	Warrants	134,000		Eliminate Pixxures fair value of stock purchase warrants
	Accumulated deficit		24,985,350	Eliminate Pixxures accumulated deficit

We allocated the price of our purchase of Pixxures to the fair values of Pixxures’ assets and liabilities.  The Pixxures assets include, among others, intangible assets of customer contracts and relationships.  We also determined that the book values of the liabilities and the assets other than intangible assets approximate fair value. We allocated the excess purchase price, over fair value of the assets acquired and liabilities assumed, to goodwill. This adjustment also eliminated the common, preferred, and treasury stock, additional paid-in capital and accumulated deficit of Pixxures.  The entry records estimated deferred taxes on the stock-for-stock transaction.  We are in the process of obtaining an independent valuation of the acquired assets and liabilities in order to make a final allocation of the purchase price.  We anticipate having the valuation completed in the first quarter of 2008.  For purposes of pro forma adjustments, we assume a six year weighted average amortization life of intangibles.

Adjustment #2 and #3 below record the impact of the amortization of intangibles.  We included the results and amortization of intangible assets associated with the purchase of Atlantic in our consolidated financial statements for the period from acquisition (March 22, 2007) through June 30, 2007.  It is only necessary to include pro forma amortization for the period from January 1, 2007 to March 22, 2007 and for the entire year ended December 31, 2006.  The entries below report this accounting.

Xedar Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Operating Statement for the year ended December 31, 2006
Adj #		Debit	Credit	Description
2	Selling and Administrative Expense	239,137		Pro forma amortization of customer contracts recorded in the purchase of Atlantic ($1,434,820 original balance, 6-year life)
	Selling and Administrative Expense	623,428		Pro forma amortization of customer relationships recorded in the purchase of Atlantic ($5,610,850 original balance, 9-year life)
	Selling and Administrative Expense	167,193		Pro forma amortization of non-compete agreements recorded in the purchase of Atlantic ($1,003,157 original balance, 6-year life)
		1,029,758		Total pro forma amortization of intangibles recorded in the purchase of Atlantic
	Selling and Administrative Expense	250,000		Pro forma amortization of the intangibles recorded in the purchase of Pixxures ( $1,500,000 over an average life of 6 years)
		1,279,758		Total pro forma amortization of intangibles recorded in the purchases of Atlantic and Pixxures

Operating Statement for the six months ended June 30, 2007
Adj #		Debit	Credit	Description
3	Selling and Administrative Expense	55,185		Pro forma amortization of customer contracts recorded in the purchase of Atlantic for the period from January 1, 2007 to March 22, 2007 (date of acquisition)
	Selling and Administrative Expense	143,868		Pro forma amortization of customer relationships recorded in the purchase of Atlantic for the period from January 1, 2007 to March 22, 2007 (date of acquisition)
	Selling and Administrative Expense	38,583		Pro forma amortization of non-compete agreements recorded in the purchase of Atlantic for the period from January 1, 2007 to March 22, 2007 (date of acquisition)
		237,636		Total pro forma amortization of intangibles recorded in the purchase of Atlantic for the period from January 1, 2007 to March 22, 2007 (date of acquisition)

4	Selling and Administrative Expense	125,000		Pro forma amortization of the intangibles recorded in the purchase of Pixxures for the six months ended June 30, 2007

Revenue and expense of Atlantic for the period from March 22, 2007 through March 31, 2007 were included in both our total revenue and expense for the quarter ended March 31, 2007.  This adjustment is to eliminate the double count.

Adj #		Debit	Credit	Description
5	Revenue	171,498		To eliminate revenue and expense of Atlantic for the period from 03/22/07 through 03/31/07.
	Cost of sales		155,784
	Interest income		250

Xedar Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 3. Items Not Adjusted

The pro forma statements show no effect of operating efficiencies, cost savings and other benefits we anticipate as a result of the acquisition.  Additionally, we may record certain integration expense subsequent to the acquisition which, under purchase accounting, will not be treated as part of the Pixxures purchase price.

Note 4. Discontinued Operations

The pro forma statements do not show operations of our customer relationships management (CRM) segment and Justice Information Systems (JIS) division which were sold in November 2006 and March 2007, respectively.  In our statement of operations for the year ended December 31, 2006, we reported a loss from CRM discontinued operations of $86,574.  On our statement of operations for the six months ended June 30, 2007, we reported a zero dollar loss from CRM and $74,677 gain from JIS discontinued operations.  The JIS division was not classified as held for sale at December 31, 2006, because as of that date management had not committed to a plan to sell the division.

Note 5. Pro Forma Net Loss Per Share

We compute the pro forma and diluted net loss per share by dividing the pro forma net loss by the pro forma basic and diluted weighted average shares outstanding, assuming that we and Pixxures had merged at January 1, 2006.  We exclude common equivalent shares from the computation of diluted earnings per share, because their effect is anti-dilutive.  The pro forma weighted average basic and diluted number of shares outstanding is calculated for the year ended December 31, 2006 and six months ended June 30, 2007 as:

	Basic and Diluted
	June 30, 2007	December 31, 2006
Our shares issued to Pixxures shareholders	1,734,780	1,734,780
Impact of shares issued to Atlantic shareholders as though they were issued January 1, 2007 (based on ammended agreement July 26, 2007)	2,880,802	4,380,802
Our weighted average shares outstanding (including shares issued to Atlantic March 22, 2007)	21,630,519	13,804,696
Pro forma consolidated weighted average shares outstanding	26,246,101	19,920,278